DIRECTORS AND OFFICERS


BOARD OF DIRECTORS

Frederick S. Addy

Bob D. Allen

Eugene V. Fife

J. Barton Goodwin

James P. Gorter

David D. Grumhaus

Richard M. Jones

Jeffrey A. Kigner

John A. Levin

Burton G. Malkiel

David D. Peterson

Melody L. Prenner Sarnell

William H. Springer


OFFICERS

James P. Gorter        Chairman of the Board

John A. Levin          President and Chief
                        Executive Officer

James P. Koeneman      Executive Vice President
                        and Secretary

Scott E. Smith         Executive Vice President

Janet Sandona Jones    Vice President, Treasurer
                        and Assistant Secretary

Lana L. Spence         Assistant Treasurer


CORPORATE DATA

Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
(312) 461-3309

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
(312) 236-9190 or
(800) BKF-1891

The Company's Report to Shareholders is printed on recycled paper. We encourage recycling and use of recycled products.

Baker, Fentress & Company
-------------------------
REPORT TO SHAREHOLDERS


FIRST QUARTER
MARCH 31, 1997

TO OUR SHAREHOLDERS:

     TOTAL NET ASSETS AT MARCH 31, 1997 WERE $742.3 MILLION, or $21.80 per share, approximating the $741.1 million, or $21.77 per share at December 31, 1996.

     Net asset value total return was 0.4%, compared to 2.7% for the S&P 500 Index for the three months ended March 31, 1997. Shareholder total return was 5.9%. Shareholder total return, which is based on market price, was higher than net asset value total return because the discount on Baker Fentress' market price versus net asset value narrowed from December 31, 1996 to March 31, 1997.

     The following summarizes some items that impacted our various portfolio sectors during the first quarter:

 . Progress continued on restructuring the public portfolio by John Levin & Co., Inc. (Levco), our wholly-owned investment advisor subsidiary.

 . Total assets under management by Levco grew to $6.9 billion as of March 31, 1997, compared to $6.5 billion at the end of 1996.

 . The carrying value of two private placement investments was increased:

  -- Security Capital U.S. Realty's valuation was increased to $12.4 million from $10.0 million in early March to reflect improved liquidity.

  -- Citadel Communication's valuation was increased by $3.2 million to $11.9 million in late March to reflect the company's improved performance and industry valuations.

 . Consolidated-Tomoka Land Co. increased its semi-annual dividend paid in February to $0.30 per share from $0.25.

COMMENT ON U.S. EQUITY MARKET

The stock market gained in the first quarter despite a decline in March triggered by Federal Reserve Board action to tighten monetary policy and raise key lending rates as a preemptive strike against future inflation. The market has been rising strongly and sharply for an extended period and the amplitude and duration of the gain has been remarkable. Until the recent actions by the Federal Reserve Board, equities had benefited from sustained economic growth accompanied by relatively low interest rates and restrained inflationary pressures. Persistent mutual fund inflows, major corporate share buybacks, and significant equity shrinkage through mergers have sustained share values.

     The virtually unbroken advance of the stock market's "leading issues" has been challenging for our investment philosophy which incorporates risk control, diversification, and security valuation parameters. In accordance with an emphasis on price discipline, we have chosen not to follow momentum which is often pronounced in the latter stage of a bull market but can cause losses in an ensuing decline as exemplified by the market's sudden reversal in March.

     As we have continued the process of restructuring, the public portfolio more closely reflects our investment disciplines. In selecting stocks, we have chosen to operate with a diversified portfolio emphasizing special factors. These would include companies which are spinning off valuable divisions, divesting underperforming operations, securing accretive acquisitions, developing new products, and/or repurchasing their own shares. From a timing standpoint, these developments are not necessarily correlated with stock market fluctuations. The resultant portfolio contains defensive characteristics which, in our judgement, are appropriate in the present environment.

PROJECTED 1997 DISTRIBUTIONS

Our distribution policy calls for calendar year distributions to total at least 8% of average net assets for the twelve months ended October 31. Based on average net assets for the first five months of this measurement period ended March 31, 1997, the 8% minimum distribution amount would be $1.75.

     For the three months ended March 31, 1997, net investment income was $4.6 million, or $0.14 per share. Total realized gain was $5.3 million, or $0.16 per share, for the first three months of 1997. In addition, there was $32.0 million, or $0.94 per share, of undistributed realized gain from the last two months of 1996 that will be included in our 1997 capital gain distribution, which is scheduled to be paid in mid-December 1997.

JAMES P. GORTER                        JOHN A. LEVIN
Chairman of the Board                  President and Chief
                                       Executive Officer

STATEMENT OF INVESTMENTS

March 31, 1997 -- Unaudited                              Shares        Value
                                                         -------    -----------
INVESTMENTS IN UNAFFILIATED ISSUERS -- 63.55%
PUBLIC -- 57.88%
  COMMON STOCK -- 56.84%
    BASIC MATERIALS -- 5.59%
      Air Products & Chemicals, Inc....................  123,500    $ 8,382,562
      Allegheny Teledyne Incorporated..................  281,000      7,903,125
      E.I. du Pont de Nemours and Company..............   82,000      8,692,000
      Great Lakes Chemical Corporation.................  100,000      4,600,000
      IMC Global Inc...................................   55,100      1,990,488
      USG Corporation (b)..............................  150,000      4,706,250
      W.R. Grace & Co..................................  110,000      5,211,250
                                                                    -----------
                                                                     41,485,675
                                                                    -----------
    CAPITAL GOODS -- 11.89%
      The Boeing Company...............................  118,218     11,659,250
      Corning Incorporated.............................  126,000      5,591,250
      Crown Cork & Seal Company, Inc...................   79,000      4,078,375
      Electronic Data Systems Corporation..............  154,500      6,199,312
      Foster Wheeler Corporation.......................   60,000      2,122,500
      General Electric Company.........................   40,000      3,970,000
      Harnischfeger Industries, Inc....................  326,420     15,178,530
      Litton Industries, Inc. (b)......................   88,000      3,542,000
      Lockheed Martin Corporation......................   51,300      4,309,200
      The Manitowoc Company, Inc.......................  136,700      4,938,288
      Molten Metal Technology, Inc. (b)................   35,200        308,000
      Owens-Illinois, Inc. (b).........................  207,000      5,097,375
      Rockwell International Corporation...............   17,100      1,109,363
      WMX Technologies, Inc............................  426,400     13,058,500
      York International Corporation...................  170,000      7,140,000
                                                                    -----------
                                                                     88,301,943
                                                                    -----------
    COMMUNICATION SERVICES -- 2.40%
      MCI Communications Corporation...................  500,000     17,812,500
                                                                    -----------

    CONSUMER CYCLICAL -- 4.27%
      The Black & Decker Corporation...................  136,600      4,388,275
      Colonial Downs Holdings, Inc., Class A (b).......   25,000        184,375
      Eastman Kodak Company............................   70,000      5,320,000
      General Motors Corporation.......................  100,000      5,537,500
      Owens Corning....................................  100,000      4,025,000
      Tribune Company..................................  230,000      9,315,000
      Woolworth Corporation (b)........................  124,100      2,900,837
                                                                    -----------
                                                                     31,670,987
                                                                    -----------

    CONSUMER STAPLES -- 4.23%
      Kellogg Company..................................   34,600      2,326,850
      Newell Co........................................  400,000     13,400,000
      Time Warner Inc..................................  130,000      5,622,500
      Tupperware Corporation...........................  128,900      4,285,925
      U. S. West Media Group (b).......................  310,000      5,735,000
                                                                    -----------
                                                                     31,370,275
                                                                    -----------
    ENERGY -- 2.42%
      Amoco Corporation................................   26,700      2,312,888
      Chesapeake Energy Corp. (b)......................  265,500      5,542,312
      Energy Group PLC (ADR) (b).......................   73,925      2,374,841
      Union Texas Petroleum Holdings, Inc..............  420,000      7,717,500
                                                                    -----------
                                                                     17,947,541
                                                                    -----------

See accompanying notes to statement of investments

STATEMENT OF INVESTMENTS

March 31, 1997 - Unaudited                                      Shares or
                                                                Principal
                                                                 Amount             Value
                                                               -----------       ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
          Financials - 12.56%
            Aetna, Inc.......................................      115,000        $  9,875,625
            American International Group, Inc................       22,000           2,582,250
            Aon Corporation..................................      170,000          10,412,500
            Barnett Banks, Inc...............................      400,000          18,600,000
            The Chase Manhattan Corporation..................       70,000           6,571,250
            Citicorp.........................................       47,500           5,141,875
            General Re Corporation...........................       60,000           9,480,000
            TIG Holdings, Inc................................      295,000           9,366,250
            T. Rowe Price Associates, Inc....................      308,100          11,438,212
            Tokio Marine and Fire Insurance Company (ADR)....       93,000           4,719,750
            Unitrin, Inc.....................................      102,000           5,074,500
                                                                                  ------------
                                                                                    93,262,212
                                                                                  ------------
          Health Care - 5.50%
            Allegiance Corporation...........................       79,100           1,750,088
            Baxter International Inc.........................      191,100           8,241,188
            Covance Inc. (b).................................       31,500             507,937
            Genentech, Inc. (b)..............................       55,000           3,141,875
            Health Management Associates, Inc., Class A (b)..      262,500           6,234,375
            Pharmacia & Upjohn, Inc..........................      180,900           6,625,462
            United HealthCare Corporation....................      300,000          14,287,500
                                                                                  ------------
                                                                                    40,788,425
                                                                                  ------------
          Technology - 4.82%
            Cascade Communications Corp. (b)..................     135,000           3,560,625
            Cisco Systems, Inc. (b)...........................      79,500           3,825,938
            General Motors Corporation, Class H...............      90,000           4,882,500
            Glenayre Technologies, Inc. (b)...................      45,000             444,375
            International Business Machines Corporation.......      62,500           8,578,125
            Nextel Communications, Class A (b)................     150,000           2,006,250
            Tellabs, Inc. (b).................................     168,000           6,069,000
            Varian Associates, Inc............................     120,000           6,420,000
                                                                                  ------------
                                                                                    35,786,813
                                                                                  ------------
          Transportation - 0.71%
            Union Pacific Corporation.........................      93,000           5,277,750
                                                                                  ------------

          Utilities - 2.22%
            Long Island Lighting Company......................      58,900           1,413,600
            PanEnergy Corp....................................     350,000          15,093,750
                                                                                  ------------
                                                                                    16,507,350
                                                                                  ------------
          Miscellaneous - 0.23%
            Hanson PLC (ADR)..................................      73,925           1,681,794
                                                                                  ------------
              Total common stock (Cost $289,289,034)..........                     421,893,265
                                                                                  ------------
Preferred Stock - 0.28%
            Aetna Inc., 6.25% Class C.........................      25,000           2,056,250
                                                                                  ------------
              Total preferred stock (Cost $1,625,491).........                       2,056,250
                                                                                  ------------
Convertible Bonds - 0.68%
            Adaptec, Inc., 4.75% due 02/01/2004 (i)........... $ 1,140,000           1,124,325
            Alza Corporation, 5.00% due 05/01/2006............   4,000,000           3,940,000
                                                                                  ------------
              Total convertible bonds (Cost $5,013,896).......                       5,064,325
                                                                                  ------------


            See accompanying notes to statement of investments

                                                                                             3

STATEMENT OF INVESTMENTS

March 31, 1997 -- Unaudited                                                Shares, Principal
                                                                                 Amount
                                                                              or Contracts       VALUE
                                                                           -----------------  ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
  PURCHASED PUT OPTIONS -- 0.08%
                                                      Expiration  Date/
                                                        Strike Price
                                                      -----------------
    Cisco Systems, Inc..............................     Apr 97/$60                   500     $    581,250
                                                                                              ------------
      TOTAL PURCHASED PUT OPTIONS (COST $82,750)....                                               581,250
                                                                                              ------------
      TOTAL PUBLIC PORTFOLIO (COST $296,011,171)....                                           429,595,090
                                                                                              ------------
PRIVATE PLACEMENT -- 5.67%
    Echlin Inc. -- manufacturer of automotive parts and components
      Common stock (c)(e)...................................................      553,162       16,926,757
    Home State Holdings, Inc. -- property and casualty insurers
      11.50% Subordinated Note due 10/03/2004 (c)(d)........................  $10,050,000        9,645,003
      Stock Purchase Warrants Expiring 10/03/2004 (c)(d)....................      150,750          472,941
    Paracelsus Healthcare Corporation -- hospital management company
      Common stock (b)(c)(f)................................................      535,443        1,338,607
   Security Capital U.S. Realty -- real estate investment trust
      Common stock (b)(c)(g)................................................      983,528       12,392,448
    Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)...............  $   267,089        1,232,339
    Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)........  $    60,938          104,082
                                                                                              ------------
      TOTAL PRIVATE PLACEMENT PORTFOLIO (COST $34,921,628)..................                    42,112,177
                                                                                              ------------
    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS (COST $330,932,799)...........                   471,707,267
                                                                                              ------------
INVESTMENTS IN NON-CONTROLLED AFFILIATES -- 2.15%
  PRIVATE PLACEMENT -- 2.15%
    Citadel Communications Corporation -- radio broadcasting
      Series A Convertible Preferred Stock (b)(c)(d)........................      746,412     $ 11,942,590
    TBN Holdings Inc. -- hazardous waste recycler
      12% Subordinated Note due 12/31/2002 (c)(d)(h)........................  $ 8,000,000        4,000,000
      Series C-3 Convertible Preferred Stock (b)(c)(d)......................    1,511,628              --
      Stock Purchase Warrants Expiring 12/31/2002 (c)(d)....................    1,100,000              --
                                                                                              ------------
    TOTAL INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $13,110,996).......                    15,942,590
                                                                                              ------------

See accompanying notes to statement of investments

STATEMENT OF INVESTMENTS

March 31, 1997 -- Unaudited                                     Shares or
                                                                Principal
                                                                  Amount       VALUE
                                                               -----------  ------------
INVESTMENTS IN CONTROLLED AFFILIATES -- 30.77%
  PUBLICLY-TRADED -- 11.28%
    Consolidated-Tomoka Land Co., common stock
     (majority-owned) -- development of Florida real estate;
     production and sale of citrus fruit (Cost $5,030,627)...    5,000,000   $83,750,000
                                                                             -----------
  PRIVATE PLACEMENT -- 1.42%
    DuroLite International, Inc. -- manufacturer and
     distributor of specialized lighting products
      Convertible Preferred Stock (b)(c)(d)..................        2,500     2,627,250
      12% Subordinated Note due 11/03/2004 (c)(d)............  $ 8,000,000     7,872,750
                                                                             -----------
        Total private placement portfolio (Cost $10,500,000).                 10,500,000
                                                                             -----------
  WHOLLY-OWNED SUBSIDIARY -- 18.07%
    Levin Management Co., Inc. -- investment management
      Common stock (c)(d)(k).................................        1,000    66,155,368
      9.75% Notes due 06/28/1999 (c)(d)(k)...................  $65,000,000    65,000,000
      9.75% Note due 06/30/1997 (c)(d)(k)....................  $ 3,000,000     3,000,000
                                                                             -----------
        Total wholly-owned subsidiary (Cost $123,645,890)....                134,155,368
                                                                             -----------
      TOTAL INVESTMENTS IN CONTROLLED AFFILIATES
       (COST $139,176,517)...................................                228,405,368
                                                                             -----------
MONEY MARKET SECURITIES -- 2.65%
    U.S. Treasury bill -- 5.1125% due 07/24/1997.............  $20,000,000    19,673,368
                                                                             -----------
    TOTAL INVESTMENTS IN MONEY MARKET
     SECURITIES (COST $19,673,368)...........................                 19,673,368
                                                                             -----------
    TOTAL INVESTMENTS -- 99.12% (COST $502,893,680)..........                735,728,593
                                                                             -----------
SECURITIES SOLD SHORT -- (1.42)%
    Cascade Communications Corp..............................       75,000    (1,978,125)
    Chesapeake Energy Corp...................................      150,000    (3,131,250)
    Cisco Systems, Inc.......................................        8,000      (385,000)
    The Manitowoc Company, Inc...............................        5,600      (202,300)
    T. Rowe Price Associates, Inc............................       57,000    (2,116,125)
    Tellabs, Inc.............................................       75,000    (2,709,375)
                                                                             -----------
    TOTAL SECURITIES SOLD SHORT (PROCEEDS $14,496,634).......                (10,522,175)
                                                                             -----------
    CASH AND OTHER ASSETS LESS LIABILITIES -- 2.30%..........                 17,077,795
                                                                             -----------
    NET ASSETS -- 100.00%....................................               $742,284,213
                                                                            ============

See accompanying notes to statement of investments

NOTES TO STATEMENT OF INVESTMENTS


     ----------

     (a) Based on the cost of investments of $451,988,997, for federal income tax purposes at March 31, 1997, net unrealized appreciation was $283,739,596, which consisted of gross unrealized appreciation of $301,506,275 and gross unrealized depreciation of $17,766,679.

     (b)  Non-income producing security.

     (c) Securities are subject to legal or contractual restrictions on sale. Valued at cost on the dates of acquisition and at a fair value as determined by the board of directors of the Company as of March 31, 1997. The aggregate value of restricted securities was $202,710,135 or 27.31% of net assets, at March 31, 1997.

     (d) There were no unrestricted securities of the same issue outstanding on March 31, 1997 or the dates of acquisition.

     (e) Represents 90% of the current market price of unrestricted common stock of Echlin Inc.

     (f) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

     (g) Represents 90% of the current market price of unrestricted common stock of Security Capital U.S. Realty.

     (h)  Security not current as to payment of interest.

     (i) Security exempt from registration requirements under Rule 144A of the Securities Act of 1993 which permits resales of eligible securities issued in private placements and other transactions to "Qualified Institutional Investors".

     (j) The aggregate market value of stocks held in escrow at March 31, 1997 to collateralize securities sold short was $10,522,175. In addition the Company maintains cash deposits of $14,344,129 with brokers to collateralize securities sold short.

     (k) Securities issued by Levin Management Co., Inc. ("Levco") are valued at a fair value as determined in good faith by the board of directors of Baker, Fentress & Company based upon all factors deemed relevant by the board.

             The quantitative and qualitative factors considered by the board of directors include, but are not limited to, type of securities, marketability, restrictions on disposition, comparative valuation of securities of other publicly-traded investment management companies, valuation of recent mergers and acquisitions of similar companies, types of assets under management, current financial condition and operating results of Levco, growth of assets under management and operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

PORTFOLIO CHANGES EXCEEDING $2.5 MILLION



Quarter Ended March 31, 1997 - Unaudited

Purchases                                       Cost
---------                                    -----------
WMX Technologies, Inc.....................   $13,845,568
Tokio Marine & Fire Insurance
  Company (ADR)...........................     4,597,545
Genentech, Inc............................     3,101,423
American International Group, Inc.........     2,474,435
                                             -----------
                                             $24,018,971
                                             ===========

Sales                                         Proceeds
-----                                        -----------
Xerox Corporation.........................   $ 6,819,078
Wausau Paper Mills Company................     3,251,792
T. Rowe Price Associates, Inc.............     3,103,960
                                             -----------

                                             $13,174,830
                                             ===========


BAKER FENTRESS AT A GLANCE


     Baker, Fentress & Company, a domestic equity closed-end fund listed on the New York Stock Exchange (Symbol: BKF), invests primarily for capital appreciation and for income consistent with capital appreciation. The Company's portfolio of publicly-traded securities is managed by John A. Levin & Co., Inc., a wholly-owned subsidiary. The balance of the portfolio is internally managed by its officers under the supervision of its board of directors. The business of the Company was started in 1891.

     The Company's portfolio includes:

 . Publicly-traded companies with focus on long-term appreciation and capital protection

 . Illiquid private placements and controlled affiliates with higher risk but greater potential for growth

 . Long-term investments with significant unrealized appreciation

The Company has a policy of distributing to shareholders annually amounts equal to at least 8% of the Company's average net assets.


SELECTED DATA


As of March 31, 1997
Total net assets.................   $742,284,213
Net investment income (YTD)......   $  4,633,259
Net realized capital gain (YTD)..   $  5,347,526
Unrealized appreciation..........   $232,834,913
Shares outstanding...............     34,042,181

Per Share
  Net asset value................   $      21.80
  Market price...................   $     17.875